Accounts receivable	9 Months Ended
Sep. 30, 2016
Receivables [Abstract]
Accounts receivable
4.	Accounts receivable:

On August 31, 2016, Hanjin, one of the Company’s customers, filed for bankruptcy in Korea.  As a result of the bankruptcy filing, during the three and nine months ended September 30, 2016, the Company wrote off $18,883,000, representing the total accounts receivable due from Hanjin as at August 31, 2016.  The Company has not recorded any revenue from chartering vessels to Hanjin after September 1, 2016.  As at September 30, 2016 the charter for the Hanjin Namu, a 10000 TEU vessel, had been cancelled and the vessel was returned to us. The charters for the other two 10000 TEU vessels and the Seaspan Efficiency remained in effect at September 30, 2016, but were subsequently terminated (note 17(e)).